                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY

                                 FIFTH AMENDMENT

          FIFTH AMENDMENT, dated as of April 30, 2002 (this "AMENDMENT"), to the Credit Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "PARENT BORROWER"), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE BANK OF NEW YORK, as documentation agent, BANC OF AMERICA SECURITIES LLC, as syndication agent, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as collateral agent and administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"); and THIRD AMENDMENT to the Guarantee and Collateral Agreement (as defined in the Credit Agreement).

                              W I T N E S S E T H :

          WHEREAS, the Parent Borrower and certain of the Parent Borrower's wholly owned subsidiaries propose to acquire (the "CRS ACQUISITION") substantially all of the assets of Cooperative Resource Services, Ltd. ("CRS") relating to the business of providing comprehensive relocation services, including the voting securities of certain of CRS's subsidiaries (collectively with CRS, the "TARGET") for approximately $65,000,000 (including fees and expenses of approximately $5,000,000, and excluding the pay-off of approximately $24,000,000 of indebtedness of the Target pursuant to the terms of the Acquisition Agreement, dated as of March 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "ACQUISITION AGREEMENT"), among SIRVA, Inc., a Delaware corporation and the holding company parent of the Parent Borrower ("HOLDING"), SIRVA Acquisition Company, LLC, a Delaware limited liability company ("CRS Holding"), the Target and certain other parties;

          WHEREAS, in order to finance a portion of the purchase price of the CRS Acquisition, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in order to provide for an incremental increase of $50,000,000 in the Parent Borrower's existing Tranche B Term Loan facility (the "INCREMENTAL TRANCHE B TERM LOAN FACILITY"; the loans thereunder, the "INCREMENTAL TRANCHE B TERM LOANS");

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower; and

          WHEREAS, the Parent Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement, upon the terms and conditions contained herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS TO SUBSECTION 1.1 (DEFINED TERMS). (a) The definitions of "Arrangers" and "Tranche B Term Loan" in subsection 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

               "ARRANGERS": JPMorgan and BAS in their respective capacities as arrangers and as joint financial advisors.

               "TRANCHE B TERM LOAN": an Original Tranche B Term Loan or an Incremental Tranche B Term Loan, as the context shall require; collectively, the "TRANCHE B TERM LOANS".

          (b) The definition of "Indebtedness" in subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following new sentence:

          Notwithstanding the foregoing, in no event shall "Indebtedness" include (i) obligations of CRS Holding or any of its Subsidiaries to make payments under or with respect to mortgage notes payable in the ordinary course of business in connection with the provision of relocation services or (ii) such mortgage notes; PROVIDED that the aggregate principal amount of all such mortgage notes referred to in the foregoing clauses (i) and (ii) does not exceed $40,000,000 at any time outstanding.

          (c) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

               "CD&R FUND VI": Clayton, Dubilier & Rice Fund VI Limited Partnership, a Cayman Islands exempted limited partnership managed by CD&R.

               "CMS": Cooperative Mortgage Services, Inc., an Ohio corporation.

               "CMS HOLDING": CMS Holding, LLC, a Delaware limited liability company.

               "CRS": Cooperative Resource Services Ltd., an Ohio limited liability company.

               "CRS ACQUISITION": the acquisition by CRS Holding and/or its Wholly Owned Subsidiaries of substantially all of the assets of CRS relating to the business of providing comprehensive relocation services, including the voting securities of certain of CRS's Subsidiaries.

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

               "CRS HOLDING": SIRVA Acquisition Company, LLC, a Delaware limited liability company and Wholly Owned Subsidiary of the Parent Borrower.

               "EBITDA": for any period, Consolidated Net Income for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (a) Consolidated Interest Expense, (b) any non-cash expenses and charges (excluding any such charge that constitutes an accrual of or a reserve for cash charges for any future period), (c) total income tax expense, (d) depreciation expense, (e) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with APB Nos. 16 and 17), (f) non-cash provisions for reserves for discontinued operations, (g) any extraordinary, unusual or non-recurring gains or losses or charges or credits, (h) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business,
          (i) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to the Parent Borrower or any Subsidiary by the entity accounted for by the equity method of accounting), (j) up to the Available Adjustment in respect of any cash expenses for (i) the development and implementation of an e-commerce strategy and (ii) the development and implementation of new information technology and (k) for any period ending on or prior to December 31, 2002, any losses incurred by Moveline for such period and any costs incurred for such period in connection with the Moveline strategic initiatives identified by the Parent Borrower, PROVIDED that the amounts referred to in this clause (k) shall not exceed $25,000,000 in the aggregate. For the purposes of calculating EBITDA for any period of four consecutive fiscal quarters (each, a "REFERENCE PERIOD") pursuant to any determination of the Leverage Ratio, (x) if at any time during such Reference Period the Parent Borrower or any of its Subsidiaries shall have made any Material Disposition, the EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period any (y) if during such Reference Period the Parent Borrower or any of its Subsidiaries shall have made a Material Acquisition, EBITDA for such Reference Period shall be calculated after giving PRO FORMA effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (A) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (B) involves the payment of consideration by the Parent Borrower and its Subsidiaries in excess of $1,000,000; and "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Parent Borrower or any of its Subsidiaries in excess of $1,000,000.

               "INCREMENTAL TRANCHE B EFFECTIVE DATE": the Effective Date as defined in the Fifth Amendment dated as of April 30, 2002 to this Agreement.

               "INCREMENTAL TRANCHE B TERM LOAN": as defined in subsection
          2.6(c).

               "JPMORGAN": J.P. Morgan Securities Inc.

               "ORIGINAL TRANCHE B TERM LOAN": as defined in subsection 2.6(b).

          SECTION 3. AMENDMENT TO SUBSECTION 2.6 (TERM LOANS). The first sentence of subsection 2.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Subject to the terms and conditions hereof, each Term Loan Lender (a) made a term loan (a "TRANCHE A TERM LOAN") to the Parent Borrower on the Effective Date in an aggregate principal amount set forth opposite such Term Loan Lender's name in Schedule I under the heading "Tranche A Term Loan Commitment", (b) made a term loan (an "ORIGINAL TRANCHE B TERM LOAN") to the Parent Borrower on the Effective Date in an aggregate principal amount set forth opposite such Term Loan Lender's name in Schedule I under the heading "Tranche B Term Loan Commitment" and (c) severally agrees to make a term loan (an "INCREMENTAL TRANCHE B TERM LOAN") to the Parent Borrower on the Incremental Tranche B Effective Date in an aggregate principal amount set forth opposite such Term Loan Lender's name in Schedule A-1 under the heading "Incremental Tranche B Term Loan Commitment".

          SECTION 4. AMENDMENT TO SUBSECTION 2.8 (TRANCHE B TERM NOTES). Subsection 2.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

               2.8 TRANCHE B TERM NOTES. (a) The Parent Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Term Loan Lender made on or prior to the Effective Date (or, in the case of any Incremental Tranche B Term Loan, on or prior to the Incremental Tranche B Effective Date) or in connection with any assignment of its Loan, in order to evidence such Term Loan Lender's Tranche B Term Loan, the Parent Borrower will execute and deliver to such Term Loan Lender one or more promissory notes substantially in the form of Exhibit A-3 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "TRANCHE B TERM NOTE"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Term Loan Lender and in an aggregate principal amount equal to the lesser of (i) the sum of (A) the amount set forth opposite such Term Loan Lender's name on Schedule I under the heading "Tranche B Term Loan Commitment" plus (B) the amount set forth opposite such Term Loan Lender's name on Schedule A-1 under the heading "Incremental Tranche B Term Loan Commitment" and (ii) the unpaid principal amount of the Tranche B Term Loans made by such Term Loan Lender. Each Tranche B Term Note shall (x) be dated the Effective Date (or, in the case of any Incremental Tranche B Term Loan, the Incremental Tranche B Effective Date),

          (y) be payable as provided in subsection 2.8(b) and (z) provide for the payment of interest in accordance with subsection 4.1.

               (b) The aggregate Tranche B Term Loans of all the Term Loan Lenders shall be payable in 20 consecutive installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche B Term Loans then outstanding):

                       Dates                       Amount
                       -----                       ------
                 March 28, 2003              $     540,945.99
                 June 27, 2003               $     540,945.99
                 September 26, 2003          $     540,945.99
                 December 26, 2003           $     540,945.99
                 March 26, 2004              $     540,945.99
                 June 25, 2004               $     540,945.99
                 September 24, 2004          $     540,945.99
                 December 24, 2004           $     540,945.99
                 March 25, 2005              $     540,945.99
                 June 24, 2005               $     540,945.99
                 September 23, 2005          $     540,945.99
                 December 30, 2005           $     540,945.99
                 March 31, 2006              $  19,937,723.60
                 June 30, 2006               $  19,937,723.60
                 September 29, 2006          $  19,937,723.60
                 December 29, 2006           $  19,937,723.60
                 March 30, 2007              $  30,911,199.38
                 June 29, 2007               $  30,911,199.38
                 September 28, 2007          $  30,911,199.38
                 Final Maturity Date         $  30,911,199.38

          SECTION 5. AMENDMENT TO SUBSECTION 2.9 (PROCEDURE FOR TERM LOAN BORROWING). Subsection 2.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

               2.9 PROCEDURE FOR TERM LOAN BORROWING. The Parent Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to (a) 12:30 P.M., New York City time, at least three Business Days prior to the Effective Date (or, in the case of Incremental Tranche B Term Loans, the Incremental Tranche B Effective Date), if all or any part of the Term Loans are to be initially Eurocurrency Loans made in Dollars, (b) 11:00 A.M., London time, at least three Business Days prior to the Effective Date, if any part of the Tranche A Term Loans are to be initially Eurocurrency Loans made in any Designated Foreign Currency or (c) 12:30 P.M., New York City time, at least one Business Day prior to the Effective Date (or the Incremental Tranche B Effective Date, as the case may be), otherwise) requesting that the Term Loan Lenders make the Term Loans on the Effective Date (or the

          Incremental Tranche B Effective Date, as the case may be) and specifying (i) the amount to be borrowed, (ii) whether the Term Loans are to be initially Eurocurrency Loans, ABR Loans or a combination thereof, and (iii) if the Term Loans are to be entirely or partly Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor and, if the Eurocurrency Loans in respect of any part of the borrowing of Tranche A Term Loans are to be made entirely or partly in any Designated Foreign Currency, the Designated Foreign Currency thereof. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make the amount of its PRO RATA share of the Term Loans available to the Administrative Agent for the account of the Parent Borrower at the office of the Administrative Agent specified in subsection 11.2 prior to 10.00 A.M., New York City time, or at such other office of the Administrative Agent or at such other time as to which the Administrative Agent shall notify such Term Loan Lender and the Parent Borrower reasonably in advance of the Effective Date (or the Incremental Tranche B Effective Date, as the case may be) with respect thereto, on the Effective Date (or the Incremental Tranche B Effective Date, as the case may be) in Dollars or the applicable Designated Foreign Currency and in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit the account of the Parent Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent.

          SECTION 6. AMENDMENT TO SUBSECTION 4.10 (REQUIREMENTS OF LAW). Subsection 4.10 of the Credit Agreement is hereby amended by adding the phrase ", or with respect to the Incremental Tranche B Term Loans, the Incremental Tranche B Effective Date" immediately before the phrase "(or, if later, the date on which such Lender becomes a Lender)" in each place the latter phrase appears.

          SECTION 7.  AMENDMENT TO SUBSECTION 4.11(b) (TAXES). Subsection 4.11
(b) is hereby amended by adding the phrase "(or, if later, with respect to the Incremental Tranche B Term Loans, the Incremental Tranche B Effective Date)" immediately after the phrase "after the date such Person becomes a Lender hereunder".

          SECTION 8. AMENDMENTS TO SUBSECTION 5.17 (PURPOSE OF LOANS). (a) Subsection 5.17 of the Credit Agreement is hereby amended by adding the phrase "(other than the Incremental Tranche B Term Loans)" immediately after the phrase "The proceeds of the Term Loans".

          (b) Subsection 5.17 of the Credit Agreement is hereby further amended by adding the following sentence to the end thereof:

          The proceeds of the Incremental Tranche B Term Loans shall be used by the Borrower to finance a portion of the purchase price of the CRS Acquisition, to pay certain transaction fees and expenses related to the CRS Acquisition (such transaction fees and expenses not to exceed $5,500,000) and for general corporate purposes of the Parent Borrower and its Subsidiaries.

          SECTION 9. AMENDMENT TO SUBSECTION 7.4 (CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE). Subsection 7.4 of the Credit Agreement is hereby amended by adding the phrase ", or business of the same general type as conducted by CRS and its Subsidiaries on the Incremental Tranche B Effective Date" immediately after the phrase "on the Effective Date".

          SECTION 10. AMENDMENT TO SUBSECTION 7.9(a) (AFTER-ACQUIRED REAL PROPERTY AND FIXTURES). Subsection 7.9(a) of the Credit Agreement is hereby amended by adding the following language at the end of the first sentence thereof:

          ; and PROVIDED FURTHER that nothing in this paragraph (a) shall require the grant of a Lien of record in respect of any owned residential real property, fixtures, or related assets acquired by CRS Holding or any of its Subsidiaries in the ordinary course of business in connection with the provision of relocation services.

          SECTION 11. AMENDMENT TO SUBSECTION 7.10 (ACQUIRED SUBSIDIARIES; FURTHER SECURITY AND GUARANTEES). Each of subsection 7.10(a) and subsection 7.10(b) is hereby amended by adding the following language at the end of the first sentence thereof:

          ; PROVIDED that nothing in this paragraph shall require the execution of any documents or the taking of any actions to grant a Lien of record in respect of any owned residential real property, fixtures, or related assets acquired by CRS Holding or any of its Subsidiaries in the ordinary course of business in connection with the provision of relocation services.

          SECTION 12. AMENDMENT TO SUBSECTION 8.1(b) (FINANCIAL CONDITION COVENANTS). Subsection 8.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (b) MAINTENANCE OF LEVERAGE RATIO. Permit, at the last day of any fiscal quarter ending during any test period set forth below, the Leverage Ratio to be greater than the ratio set forth opposite such test period below:

                     Test Period                                  Ratio
                     -----------                                  -----
          December 29, 2001 - March 29, 2002                   4.60 to 1.00
          March 30, 2002 - June 28, 2002                       4.60 to 1.00
          June 29, 2002 - September 27, 2002                   4.60 to 1.00
          September 28, 2002 - December 27, 2002               4.35 to 1.00
          December 28, 2002 - March 28, 2003                   4.35 to 1.00
          March 29, 2003 - June 27, 2003                       4.60 to 1.00
          June 28, 2003 - September 26, 2003                   4.60 to 1.00
          September 27, 2003 - December 26, 2003               3.85 to 1.00
          December 27, 2003 - March 26, 2004                   3.85 to 1.00
          March 27, 2004 - June 25, 2004                       3.95 to 1.00

          June 26, 2004 - September 24, 2004                   3.95 to 1.00
          September 25, 2004 - December 31, 2004               3.35 to 1.00
          January 1, 2005 and thereafter                       3.00 to 1.00

          PROVIDED that in the event that the Parent Borrower changes its fiscal year end to the last day of December, each of the foregoing test periods occurring after such change shall be deemed to commence on the first day of January, April, July or October, as applicable, and end on the last day of March, June, September or December, as applicable (e.g., the test period from December 29, 2001 through March 29, 2002 would become the period from January 1, 2002 through March 31, 2002).

          SECTION 13. AMENDMENT TO SUBSECTION 8.2 (LIMITATION ON INDEBTEDNESS). Subsection 8.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (p) thereof, (b) deleting the "." at the end of paragraph (q) thereof and substituting ";" in lieu thereof and (c) inserting the following new paragraphs (r) and (s) immediately after paragraph (q) thereof:

               (r) Indebtedness of the Parent Borrower, or of a Subsidiary of the Parent Borrower that is a Guarantor, in respect of subordinated seller notes in a principal amount not exceeding $15,000,000 in the aggregate at any time outstanding, issued to pay a portion of the purchase price of the CRS Acquisition and having subordination and other terms reasonably satisfactory to the Administrative Agent; and

               (s) Indebtedness of CRS Holding or any of its Subsidiaries incurred in connection with financing the acquisition of residential real property, fixtures or related assets by CRS Holding or any of its Subsidiaries in the ordinary course of business in connection with the provision of relocation services, not exceeding $20,000,000 in aggregate principal amount at any time outstanding.

          SECTION 14. AMENDMENT TO SUBSECTION 8.3 (LIMITATION ON LIENS). Subsection 8.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (r) thereof, (b) deleting the "." at the end of paragraph (s) thereof and substituting "; and" in lieu thereof and (c) inserting the following new paragraph (t) immediately after paragraph (s) thereof;

               (t) Liens on residential real property, fixtures and related assets acquired as contemplated by Section 8.2(s), securing Indebtedness permitted by Section 8.2(s).

          SECTION 15. AMENDMENT TO SUBSECTION 8.9 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Subsection 8.9 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of paragraph (s) thereof, (b) deleting the "." at the end of paragraph (t) thereof and substituting "; and" in lieu thereof and (c) inserting the following new paragraph (u) immediately after paragraph (t) thereof:

               (u) loans and advances made by CRS Holding or any of its Subsidiaries for the purpose of financing a portion of the purchase price for the acquisition of residential real estate, fixtures or related assets, PROVIDED that such loans and advances are made by CRS Holding or such Subsidiaries in the ordinary course of business in connection with the provision of relocation services.

          SECTION 16. AMENDMENTS TO SUBSECTION 8.10 (LIMITATIONS ON CERTAIN ACQUISITIONS). (a) Subsections 8.10(b) and 8.10(c)(ii) of the Credit Agreement are hereby amended by (i) deleting therefrom the words "Effective Date" and substituting in lieu thereof the words "Incremental Tranche B Effective Date" in each instance and (ii) adding to the end of each such subsection the phrase "; PROVIDED that any portion of the cash consideration for any such acquisition funded with the proceeds of any new equity contributed by CD&R Fund VI and/or investors arranged by CD&R shall not be included in the calculation of aggregate consideration hereunder".

          (b) Subsection 8.10 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of paragraph (d) thereof, (ii) deleting the "." at the end of paragraph (e) thereof and substituting ";" in lieu thereof and
(iii) inserting the following new paragraphs (f), (g) and (h) immediately after paragraph (e) thereof:

               (f) such acquisition is the CRS Acquisition, PROVIDED that (i) the aggregate consideration (including cash, contingent earn-out payments to the existing shareholders of CRS and any Indebtedness assumed by the Parent Borrower or any of its Subsidiaries in connection with such acquisition, but excluding any Indebtedness of CRS and its Subsidiaries repaid in connection therewith) does not exceed $65,500,000, (ii) the aggregate amount of Indebtedness of CRS and its Subsidiaries repaid in connection with such acquisition does not exceed $24,000,000, (iii) a portion of the purchase price for such acquisition shall be funded with not less than $36,500,000 of proceeds of equity contributions to Holding from CD&R Fund VI and/or investors arranged by CD&R (which proceeds shall have been contributed by Holding to the Parent Borrower as an equity contribution) and (iv) no Indebtedness shall be issued as part of the consideration for such acquisition other than the Indebtedness permitted by subsection 8.2(r);

               (g) such acquisition was expressly permitted by clause (b) of subsection 8.10 as in effect immediately prior to the Incremental Tranche B Effective Date and was consummated prior to such date; or

               (h) such acquisition was expressly permitted by clause (c) of subsection 8.10 as in effect immediately prior to the Incremental Tranche B Effective Date and was consummated prior to such date;

          SECTION 17. AMENDMENT TO SUBSECTION 8.16(a) (LIMITATION ON LINES OF BUSINESS; CREATION OF SUBSIDIARIES). Subsection 8.16(a) is hereby amended by inserting therein the phrase "or those in which CRS and its Subsidiaries are engaged on the Incremental Tranche B Effective Date," immediately prior to the phrase "or which are related thereto".

          SECTION 18. AMENDMENT OF SUBSECTION 11.6 (SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS). Subsection 11.6(e) of the Credit Agreement is hereby amended in its entirety as follows:

               (e) Notwithstanding anything in this Agreement to the contrary, no assignment under subsection 11.6(c) of any rights or obligations under or in respect of the Loans or the Notes evidencing such Loans shall be effective unless and until the Administrative Agent shall have recorded the assignment pursuant to subsection 11.6(d). Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent and the Parent Borrower), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (which fee need not be paid in the case of any assignment to an affiliate of the assigning Lender or to an Approved Fund; and provided that in the case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder, affiliates thereof or Approved Funds), only a single fee of $3,500 shall be payable for all such contemporaneous assignments), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Parent Borrower. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned, and the Parent Borrower, at its own expense, shall, upon the request to the Administrative Agent by the assigning Lender or the Assignee, as applicable, execute and deliver (and cause the applicable Foreign Subsidiary Borrowers to execute and deliver) to the Administrative Agent (in exchange for the outstanding Notes of the assigning Lender) a new Revolving Credit Note, a Tranche A Term Note, one or more Tranche B Term Notes and/or a Swing Line Note, as the case may be, to the order of such Assignee in an amount equal to (i) in the case of a Revolving Credit Note, the lesser of (A) the amount of such Assignee's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Assignee, (ii) in the case of a Tranche A Term Note, the amount of such Assignee's Tranche A Term Loan, (iii) in the case of any Tranche B Term Notes, the amount of such Assignee's Tranche B Term Loans and (iv) in the case of a Swing Line Note, the lesser of (A) the Swing Line Commitment and (B) the aggregate principal amount of all Swing Line Loans made by such Assignee, in each case with respect to the relevant Loan, Swing Line Commitment, or Revolving Credit Commitment after giving effect to such Assignment and Acceptance and, if the assigning Lender has retained a Swing Line Commitment, Revolving Credit Commitment or Term Loan hereunder, a new Revolving Credit Note, a new Tranche A Term Note, one or more new Tranche B Term Notes and/or a new Swing Line Note, as the case may be, to the order of the assigning Lender in an amount equal to (i) in the case of a Revolving Credit Note, the lesser of (A) the amount of such Lender's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Lender, (ii) in the case of a Tranche A

          Term Note, the amount of such Lender's Tranche A Term Loan, (iii) in the case of any Tranche B Term Notes, the amount of such Lender's Tranche B Term Loans and (iv) in the case of a Swing Line Note, the lesser of (A) the Swing Line Commitment and (B) the aggregate principal amount of all Swing Line Loans made by such Lender, in each case with respect to the relevant Loan, Swing Line Commitment or Revolving Credit Commitment after giving effect to such Assignment and Acceptance. Any such new Notes shall be dated the Effective Date (or, in the case of any Incremental Tranche B Term Loans, the Incremental Tranche B Effective Date) and shall otherwise be in the form of the Note replaced thereby. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Parent Borrower marked "cancelled".

          SECTION 19. SCHEDULE A-1. The Credit Agreement is hereby amended by adding as Schedule A-1 thereto the document attached to this Amendment as Schedule A-1.

          SECTION 20. AMENDMENT TO SUBSECTION 5.4.1 OF THE GUARANTEE AND COLLATERAL AGREEMENT (CAPITAL CONTRIBUTIONS TO THE PARENT BORROWER). Section
5.4.1 of the Guarantee and Collateral Agreement is hereby amended by deleting therefrom the words "all of such cash proceeds" and substituting in lieu thereof the words "all net cash proceeds thereof".

          SECTION 21. AMENDMENTS TO SUBSECTION 5.4.2 OF THE GUARANTEE AND COLLATERAL AGREEMENT (LIMITATION ON ACTIVITIES OF HOLDING). (a) The lead-in to subsection 5.4.2 of the Guarantee and Collateral Agreement is hereby amended by inserting the words ",Holding will not" at the end thereof.

          (b) Clause (j) of subsection 5.4.2(i) of the Guarantee and Collateral Agreement is hereby amended in its entirety to read as follows:

          (j) the making of loans to or other Investments in, or incurrence of Indebtedness to, its Subsidiaries (to the extent not otherwise prohibited by any of the Loan Documents) PROVIDED that the amount of loans to, Investments in or incurrence of Indebtedness to CMS and CMS Holding made or incurred after the Incremental Tranche B Effective Date shall not exceed of $1,000,000 in the aggregate at any time outstanding,

          (c) Subsection 5.4.2(ii) of the Guarantee and Collateral Agreement is hereby amended by (i) deleting clause (a) thereof in its entirety and substituting in lieu thereof the following:

          (a) liabilities or obligations imposed by operation of law or otherwise arising in connection with any activity permitted under the preceding clause (i); PROVIDED that any Indebtedness incurred as permitted by this clause (a) after the Incremental Tranche B Effective Date shall not exceed $1,000,000 in the aggregate at any time outstanding,

(ii) deleting the word "and" at the end of clause (f) thereof and substituting "," in lieu thereof and (iii) inserting the following new clauses (h) and (i) immediately after clause (g) thereof:

          (h) Guarantee Obligations of Holding in respect of subordinated seller notes permitted by subsection 8.2(r) of the Credit Agreement, provided that such Guarantee Obligations are subordinated to Holding's Guarantee to the same extent as the obligations of the issuer of such seller subordinated notes thereunder are subordinated to such issuer's obligations under the Credit Agreement or the Guarantee and Collateral Agreement, as applicable and (i) Guarantee Obligations of Holding (A) in respect of Indebtedness of CMS under arrangements in effect on the Incremental Tranche B Effective Date among CMS and one or more lenders relating to the financing by any such lender or lenders of mortgage loans originated or otherwise acquired by CMS in the ordinary course of business or (B) in respect of any amendments, refinancings, refundings, renewals, replacements or extensions of such Indebtedness; PROVIDED that the terms and conditions of the Indebtedness resulting from any such amendment, refinancing, refunding, renewal, replacement or extension (and any Guarantee Obligation of Holding in respect thereof) shall be reasonably satisfactory in form and substance to the Administrative Agent if the terms and conditions of such amended or new Indebtedness, as applicable (and the related Guarantee Obligation of Holding), are, taken as a whole, materially worse than the terms and conditions of the Indebtedness and any Guarantee Obligation of Holding in respect thereof as in effect prior to such amendment, refinancing, refunding, renewal, replacement or extension, taken as a whole (it being understood and agreed that, in the event of any such amendment, refinancing, refunding, renewal, replacement or extension that has the effect of replacing the sole or lead lender, as applicable, or materially modifying the terms of such Indebtedness, Holdings shall provide written notice to the Administrative Agent describing such event no later than 10 Business Days prior to the effectiveness of such event);

          (d) Subsection 5.4.2(ix) of the Guarantee and Collateral Agreement is hereby amended by adding to the end thereof the phrase "and other than the ownership of shares of Capital Stock of CMS and CMS Holding, or otherwise as contemplated by or in connection with any activity permitted under the preceding clause (i) of this subsection 5.4.2".

          SECTION 22. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the effective date of this Amendment, the "EFFECTIVE DATE"):

          (a) AMENDMENT. The Administrative Agent shall have received (i) counterparts of this Amendment executed by (A) the Parent Borrower, (B) the Required Lenders, (C) the Revolving Credit Lenders, the Revolving Credit Commitment Percentages of which aggregate at least 51%, (D) Tranche A Term Loan Lenders, the Tranche A Term Loan Percentages of which aggregate at least 51%,
(E) Tranche B Term Loan Lenders, the Tranche B Term Loan Percentages of which aggregate at least 51% and (F) each Lender under the Incremental Tranche B Term Loan Facility; and (ii) the attached Acknowledgment and Consent, executed by each Guarantor.

          (b) MORTGAGES. With respect to each of the Mortgages, to the extent reasonably requested by the Administrative Agent, a mortgage amendment in form and substance reasonably satisfactory to the Administrative Agent (a "MORTGAGE AMENDMENT"), which has the effect of including all obligations of the Loan Parties in respect of the Incremental Tranche B Term Loans as secured obligations under such Mortgage, executed and delivered by a duly authorized officer of the Loan Party signatory thereto.

          (c) ACQUISITION AGREEMENT; CONSUMMATION OF THE CRS ACQUISITION. The Acquisition Agreement shall not have been amended, supplemented, waived or otherwise modified in any material respect since the date thereof, except as may have been consented to in writing by the Administrative Agent acting reasonably. The CRS Acquisition shall have been consummated in accordance with the terms and conditions of the Acquisition Agreement for an aggregate purchase price of approximately $65,000,000 (including fees and expenses of approximately $5,000,000, and excluding the pay-off of approximately $24,000,000 of Indebtedness of the Target), of which up to $15,000,000 may have been paid with subordinated seller notes issued by the Parent Borrower or a Subsidiary of the Parent Borrower that is a Guarantor having terms and conditions (including subordination terms) reasonably satisfactory to the Administrative Agent. None of the conditions to the respective obligations of Holding, the Parent Borrower and the Subsidiaries to consummate the CRS Acquisition and the other transactions contemplated by the Acquisition Agreement shall have been waived by Holding, the Parent Borrower or any of the Subsidiaries in any material respect without the prior written consent of the Administrative Agent.

          (d) EQUITY INVESTMENT. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that (i) Clayton, Dubilier & Rice Fund VI Limited Partnership and (at the election of the Parent Borrower) one or more investors arranged by CD&R shall have made a cash equity investment in the common stock of Holding in an aggregate amount not less than $36,500,000 (the "EQUITY INVESTMENT") and (ii) the Parent Borrower shall have received the amount of the Equity Investment in cash by capital contribution from Holding.

          (e) TRANSACTION FEES. The fees and expenses incurred in connection with the CRS Acquisition and the transactions contemplated hereby and thereby shall not exceed $5,500,000 in the aggregate.

          (f) FINANCIAL INFORMATION. The Lenders shall have received copies of and shall be reasonably satisfied, in form and substance, with (i) the audited consolidated financial statements of CRS for the 2001 fiscal year, (ii) unaudited interim consolidated financial statements of CRS for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which financial statements are available, (iii) the unaudited consolidated financial statements of the Target for the 2000 and 2001 fiscal years and (iv) a PRO FORMA consolidated balance sheet of the Parent Borrower as at March 31, 2002, adjusted to give effect to the CRS Acquisition, the financing contemplated hereby and transactions relating thereto and hereto as if such transactions had occurred on such date.

          (g) FINANCIAL CONDITION OF TARGET. The Lenders shall have received a certificate of a Responsible Officer of the Parent Borrower stating that the EBITDA of the Target for the four consecutive fiscal quarters ending December 31, 2001, after giving effect to certain adjustments that are reasonably satisfactory to the Administrative Agent, shall be at least $8,500,000 and including calculations to support such statement.

          (h) MORTGAGE SUBSIDIARY. Cooperative Mortgage Services, Inc., an Ohio corporation that, before giving affect to the CRS Acquisition, is a Subsidiary of CRS ("CMS"), shall not, after giving effect to the CRS Acquisition, be a consolidated subsidiary of the Parent Borrower in accordance with GAAP.

          (i) CERTAIN MORTGAGE ARRANGEMENTS. The Administrative Agent shall have received evidence reasonably satisfactory to it that the arrangements currently in effect among CMS and one or more lenders (including Washington Mutual Bank, FA), relating to the financing by any such lender or lenders of mortgage loans originated or otherwise acquired by CMS (as the same may be modified in a manner reasonably satisfactory to the Administrative Agent prior to the consummation of the CRS Acquisition) shall continue to be in full force and effect after the consummation of the CRS Acquisition.

          (j) LENDER SATISFACTION WITH DOCUMENTATION. The Lenders shall be reasonably satisfied with the form and substance of all documents to be executed in connection with the CRS Acquisition and the transactions contemplated thereby (including, without limitation, the Acquisition Agreement and each other material Contractual Obligation relating to the CRS Acquisition to which Holding, the Parent Borrower or any Subsidiary will become bound on the Effective Date).

          (k) NO MATERIAL ADVERSE EFFECT. Since December 31, 2001, there shall not have been any event, occurrence, fact or change that, individually or in the aggregate, is or would reasonably be expected to be materially adverse to the business, operations, assets, liabilities or results of operations of the Parent Borrower and its Subsidiaries (after giving effect to the CRS Acquisition) taken as whole (a "MATERIAL ADVERSE EFFECT").

          (l) NO MATERIAL LITIGATION. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened that would reasonably be expected to have a Material Adverse Effect or a material adverse effect on the transactions contemplated hereby.

          (m) CONSENTS, LICENSES AND APPROVALS. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower stating that all consents, authorizations, notices and filings required in connection with this Amendment, the Incremental Tranche B Term Loan Facility, the security, collateral and guarantees for the Incremental Tranche B Loan Facility and the CRS Acquisition as contemplated hereby (except for (i) filings to perfect the Liens created by the Security Documents and (ii) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect) are in full force and effect or have the status described therein.

          (n) COMPLIANCE WITH INDENTURE. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower stating that the making of the Incremental Tranche B Term Loans, the CRS Acquisition and the other transactions contemplated hereby and thereby comply with the provisions of the Senior Subordinated Note Indenture.

          (o) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing (both before and after giving affect to the making of the Incremental Tranche B Term Loans, the CRS Acquisition and the other transactions contemplated hereby and thereby).

          (p) LEGAL OPINIONS. The Administrative Agent shall have received the following executed legal opinions:

          (i) the executed legal opinion of Debevoise & Plimpton, special counsel to each of Holding, the Parent Borrower and the other Loan Parties, substantially in the form of Exhibit A-1 to this Amendment; and

          (ii) the executed legal opinion of Ralph Ford, Esq., counsel to each of Holding, the Parent Borrower and the other Loan Parties, substantially in the form of Exhibit A-2 to this Amendment.

          (q) COLLATERAL. All necessary or reasonably advisable collateral filings shall have been duly made or taken and all necessary or reasonably advisable amendments to the Security Documents shall have become effective, and all Collateral shall be free and clear of all Liens, except Liens permitted by subsection 8.3 of the Credit Agreement. The Parent Borrower and its Subsidiaries (after giving effect to the CRS Acquisition) shall have executed all such documents and instruments, and taken all such actions, required by subsection
7.10 of the Credit Agreement in connection with the acquisition of a Material Subsidiary.

          (r) PROJECTIONS. The Administrative Agent shall have received projections for the Parent Borrower and its consolidated subsidiaries, after giving effect to the CRS Acquisition, through 2007, together with a statement of assumptions underlying such projections, in form and substance reasonably satisfactory to the Lenders.

          (s) FEES. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and expenses required to be paid or delivered by the Parent Borrower to them on or prior to the Effective Date.

          (t) BORROWING CERTIFICATE. The Administrative Agent shall have received a certificate of the Parent Borrower, dated the Effective Date, substantially in the form of Exhibit J to the Credit Agreement, with appropriate insertions, attachments and modifications to reflect this Amendment, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Parent Borrower.

          (u) CORPORATE PROCEEDINGS OF THE LOAN PARTIES. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing, as applicable, (i) the execution, delivery and performance of this Amendment, any Tranche B Term Notes, the Mortgage Amendments and the other Loan Documents to which it is or will be a party, (ii) the Incremental Tranche B Term Loans (and Guarantees thereof) contemplated hereunder and (iii) the granting by it of the Liens to be created pursuant to the Security Documents to which it is or will be a party certified by the Secretary or an Assistant Secretary of such Loan Party as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the

Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

          (v) INCUMBENCY CERTIFICATES OF THE LOAN PARTIES. The Administrative Agent shall have received a certificate of each Loan Party, dated the Effective Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Loan Party.

          (w) CORPORATE DOCUMENTS. The Administrative Agent shall have received copies of the certificate of incorporation and by-laws of each Loan Party that has not previously delivered such documents to the Administrative Agent, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          (x) AMENDMENT FEE. The Parent Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed and delivered this Amendment to counsel to the Administrative Agent by 3:00 P.M. (New York City time) on April 30, 2002, an amendment fee in an amount equal to 0.125% of the sum of each such Lender's Revolving Credit Commitment and Term Loans (other than Incremental Tranche B Term Loans) then outstanding.

The making of the Incremental Tranche B Term Loans by the relevant Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Section 22 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

          SECTION 23. POST-CLOSING CONDITIONS; TITLE INSURANCE. This Amendment shall remain effective so long as the requirements of Section 22 hereof have been satisfied, and so long as, within 30 days of the date hereof, the Administrative Agent shall have received in respect of each of the existing mortgagee title policies (each, an "EXISTING MORTGAGEE TITLE POLICY") an endorsement or endorsements (collectively, the "ENDORSEMENTS") or marked up unconditional binder for the issuance of such Endorsements dated no later than 30 days after the Effective Date. Each of the Endorsements shall modify the relevant Existing Mortgage Title Policy to (i) insure that the Mortgage insured thereby (as amended) continues to be a valid first Lien on the Mortgaged Property encumbered thereby free and clear of all defects and encumbrances, except those listed on Schedule B of the Existing Mortgage Title Policies and those permitted by subsection 8.3 of the Credit Agreement and such as may be approved by the Administrative Agent; (ii) name the Administrative Agent for the benefit of the Lenders, including the Lenders under the Incremental Tranche B Term Loan Facility, as the insured thereunder; and (iii) be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each of the Endorsements, and all charges for mortgage recording tax, if any, have been paid. The Administrative Agent shall have also received a copy of all recorded documents referred to, or listed as exceptions to title in, the Endorsements referred to in this subsection and a copy, certified by such parties as the Administrative Agent may deem reasonably appropriate, of all other documents affecting the property covered by each Mortgage as shall have been reasonably requested by the Administrative Agent.

          SECTION 24. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Parent Borrower contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; PROVIDED that all references to the "Credit Agreement" and the "Guarantee and Collateral Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement or the Guarantee and Collateral Agreement, as the case may be, as amended hereby.

          SECTION 25. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 26. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

          SECTION 27. PAYMENT OF EXPENSES. The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 28. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

          SECTION 29. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. On and after the Effective Date, each reference in the Guarantee and Collateral Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to "the Guarantee and Collateral Agreement", "thereunder", "thereof" or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                NORTH AMERICAN VAN LINES, INC.


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                JPMORGAN CHASE BANK, as Administrative
                                Agent and as a Lender


                                By: /s/ William J. Caggiano
                                    ----------------------------------
                                    Name:  William J. Caggiano
                                    Title: Managing Director

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                NORTH AMERICAN VAN LINES, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                JPMORGAN CHASE BANK, as Administrative
                                Agent and as a Lender


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                ARCHIMEDES FUNDING II, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Steven Gorski
                                    ----------------------------------
                                Name:  STEVEN GORSKI
                                Title: VICE PRESIDENT &
                                       SENIOR CREDIT ANALYST

                                ARCHIMEDES FUNDING III, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Steven Gorski
                                    ----------------------------------
                                Name:  STEVEN GORSKI
                                Title: VICE PRESIDENT &
                                       SENIOR CREDIT ANALYST

                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Steven Gorski
                                    ----------------------------------
                                Name:  STEVEN GORSKI
                                Title: VICE PRESIDENT &
                                       SENIOR CREDIT ANALYST

                                NEMEAN CLO, LTD.


                                BY: ING Capital Advisors LLC,
                                    as Investment Manager

                                BY: /s/ Steven Gorski
                                    ----------------------------------
                                Name:  STEVEN GORSKI
                                Title: VICE PRESIDENT &
                                       SENIOR CREDIT ANALYST

                                ORYX CLO, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Steven Gorski
                                    ----------------------------------
                                Name:  STEVEN GORSKI
                                Title: VICE PRESIDENT &
                                       SENIOR CREDIT ANALYST

                                Clydesdale CLO 2001-1, Ltd.
                                --------------------------------------
                                Name of Lender


                                NOMURA CORPORATION RESEARCH
                                 AND ASSET MANAGEMENT INC.
                                          AS
                                    COLLATERAL MANAGER

                                By: /s/ Richard W. Stewart
                                    ----------------------------------
                                    Name:  RICHARD W. STEWART
                                    Title: DIRECTOR


                                Nomura Bond & Loan Fund
                                --------------------------------------
                                Name of Lender


                                By: UFJ Trust Company of
                                    New York as Trustee
                                By: Nomura Corporate Research
                                    and Asset Management Inc.
                                    Attorney In Fact

                                By: /s/ Richard W. Stewart
                                    ----------------------------------
                                    Name:  RICHARD W. STEWART
                                    Title: DIRECTOR

                                By: ----------------------------------
                                    Name:
                                    Title:


                                Bank of America, N.A.
                                --------------------------------------
                                Name of Lender


                                By: /s/ W. Thomas Barnett
                                    ----------------------------------
                                    Name:  W. Thomas Barnett
                                    Title: Managing Director


                                THE BANK OF NEW YORK
                                --------------------------------------
                                Name of Lender


                                By: /s/ Maurice A. Campbell
                                    ----------------------------------
                                    Name:  MAURICE A. CAMPBELL
                                    Title: ASSISTANT VICE PRESIDENT


                                THE BANK OF NOVA SCOTIA


                                By: /s/ N. Bell
                                    ----------------------------------
                                    Name:  N. Bell
                                    Title: Sr. Manager - Loan Operations


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                --------------------------------------
                                Name of Lender


                                By: /s/ Eric Planey
                                    ----------------------------------
                                    Name:  Eric Planey
                                    Title: Assistant Vice President

                                Carlyle High Yield Partners III, Ltd.
                                --------------------------------------
                                Name of Lender


                                By: /s/ Linda Pace
                                    ----------------------------------
                                    Name:  LINDA PACE
                                    Title: PRINCIPAL


                                COPERNICUS EURO CDO-I B.V.
                                --------------------------------------
                                Name of Lender
                                ON BEHALF OF ING CAPITAL ADVISORS LLC AS
                                COLLATERAL MANAGER FOR COPERNICUS EURO
                                CDO-I B.V.

                                By: /s/ Simon Wood
                                    ----------------------------------
                                    Name:  SIMON WOOD
                                    Title: MANAGING DIRECTOR


                                By: /s/ Herman Guelovani
                                    ----------------------------------
                                    Name:  HERMAN GUELOVANI
                                    Title: VICE PRESIDENT


                                Deutsche Bank Trust Company America

                                (f/k/a Bankers Trust Company)
                                --------------------------------------
                                Name of Lender


                                By: /s/ Marguerite Sutton
                                    ----------------------------------
                                    Name:  Marguerite Sutton
                                    Title: Vice President


                                Denali Capital LLC, managing member of
                                DC Funding Partners LLC, portfolio
                                manager for DENALI CAPITAL CLO I, LTD.


                                By: /s/ John Thacker
                                    ----------------------------------
                                    Name:  John Thacker
                                    Title: Chief Credit Officer


                                Denali Capital LLC, managing member of
                                DC Funding Partners, portfolio
                                manager for DENALI CAPITAL CLO II, LTD., or an affiliate


                                By: /s/ John Thacker
                                    ----------------------------------
                                    Name:  John Thacker
                                    Title: Chief Credit Officer


                                Flagship CLO 2001-1
                                --------------------------------------
                                Name of Lender


                                By: /s/ Mark S. Pelletier
                                    ----------------------------------
                                    Name:  MARK S. PELLETIER
                                    Title: DIRECTOR

                                Flagship CLO II
                                --------------------------------------
                                Name of Lender


                                By: /s/ Mark S. Pelletier
                                    ----------------------------------
                                    Name:  MARK S. PELLETIER
                                    Title: ATTORNEY-IN-FACT


                                Heller Financial, Inc.
                                --------------------------------------
                                Name of Lender


                                By: /s/ Robert Kadlick
                                    ----------------------------------
                                Name:  Robert Kadlick
                                Title: Duly Authorized Signatory


                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By: Indosuez Capital as Portfolio Advisor


                                By: /s/ Andrew Brady
                                    ----------------------------------
                                Name:  Andrew Brady
                                Title: Vice President


                                Indosuez Capital Funding IV, L.P.,
                                By: RBC Leveraged Capital as Portfolio Advisor


                                By: /s/ Lee M. Shaiman
                                    ----------------------------------
                                Name:  Lee M. Shaiman
                                Title: Managing Director


                                MORGAN STANLEY PRIME INCOME TRUST
                                --------------------------------------
                                Name of Lender


                                By: /s/ Sheila A. Finnerty
                                    ----------------------------------
                                    Name:  Sheila A. Finnerty
                                    Title: Executive Director


                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By: /s/ Anthony Heyman
                                    ----------------------------------
                                        Anthony Heyman
                                        AUTHORIZED SIGNATORY


                                DEBT STRATEGIES FUND, INC.


                                By: /s/ Anthony Heyman
                                    ----------------------------------
                                        Anthony Heyman
                                        AUTHORIZED SIGNATORY

                                LONGHORN CDO (CAYMAN) LTD
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By: /s/ Anthony Heyman
                                    ----------------------------------
                                        Anthony Heyman
                                        AUTHORIZED SIGNATORY


                                MASTER SENIOR FLOATING RATE TRUST


                                By: /s/ Anthony Heyman
                                    ----------------------------------
                                        Anthony Heyman
                                        AUTHORIZED SIGNATORY


                                PPM SPYGLASS FUNDING TRUST


                                By: /s/ Diana L. Mushill
                                    ----------------------------------
                                    Name:  DIANA L. MUSHILL
                                    Title: AUTHORIZED AGENT


                                LANDMARK CDO LIMITED
                                By: Aladdin Asset Management LLC,
                                    as Manager


                                       /s/ John M. Johnson
                                      --------------------------------
                                By:    John M. Johnson
                                       Title: Authorized Signatory


                                NATIONAL CITY BANK OF INDIANA
                                --------------------------------------
                                Name of Lender


                                By: /s/ Mark A. Minnick
                                    ----------------------------------
                                    Name:  Mark A. Minnick
                                    Title: Senior Vice President


                                NUVEEN FLOATING
                                RATE FUND

                                --------------------------------------
                                Name of Lender


                                By: /s/ Geoffrey G. Gavin
                                    ----------------------------------
                                    Name:  GEOFFREY G. GAVIN
                                    Title: PORTFOLIO MANAGER


                                NUVEEN SENIOR INCOME
                                  FUND

                                --------------------------------------
                                Name of Lender


                                By: /s/ Geoggrey G. Gavin
                                    ----------------------------------
                                    Name:  GEOGGREY G. GAVIN
                                    Title: PORTFOLIO MANAGER

                                THE PROVIDENT BANK
                                --------------------------------------
                                Name of Lender


                                By:  /s/ Thomas W. Doe
                                    ----------------------------------
                                    Name:  THOMAS W. DOE
                                    Title: VICE PRESIDENT


                                Textron Financial Corporation


                                By: /s/ Matthew J. Colgan
                                    ----------------------------------
                                    Name:  Matthew J. Colgan
                                    Title: Director

                                                                    SCHEDULE A-1
                                                             TO CREDIT AGREEMENT

                   Incremental Tranche B Term Loan Commitments

                                                     Incremental Tranche B
Lender                                               Term Loan Commitment
------                                               ---------------------
JPMorgan Chase Bank                                  $       16,666,666.66
Bank of America, N.A.                                $       16,666,666.67
Deutsche Bank Trust Company Americas                 $       16,666,666.67

TOTAL                                                        50,000,000.00
                                                     =====================

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1999, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment,
(b) consents and agrees to the amendments to the Guarantee and Collateral Agreement set forth in this Amendment and (c) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

                                SIRVA, INC. (formerly known as Allied
                                Worldwide, Inc.)


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer

                                FLEET INSURANCE MANAGEMENT, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                FRONTRUNNER WORLDWIDE, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                GREAT FALLS NORTH AMERICAN, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer

                                NACAL, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                NAVTRANS INTERNATIONAL FREIGHT
                                 FORWARDING, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                NORTH AMERICAN DISTRIBUTION
                                 SYSTEMS, INC. n/k/a FEDERAL TRAFFIC
                                 SERVICE, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                NORTH AMERICAN LOGISTICS, LTD.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                NORTH AMERICAN VAN LINES OF TEXAS, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer

                                RELOCATION MANAGEMENT SYSTEMS, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                A RELOCATION SOLUTIONS MANAGEMENT
                                 COMPANY


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                ALLIED FREIGHT FORWARDING, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title:


                                ALLIED VAN LINES, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                ALLIED INTERNATIONAL N.A., INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer

                                ALLIED VAN LINES TERMINAL COMPANY


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                VANGUARD INSURANCE AGENCY, INC.


                                By: /s/ Ronald L. Milewaki
                                    ----------------------------------
                                    Name:  Ronald L. Milewaki
                                    Title: Treasurer


                                MERIDIAN MOBILITY RESOURCES, INC.


                                By: /s/ Douglas V. Gathany
                                    ----------------------------------
                                    Name:  Douglas V. Gathany
                                    Title: Treasurer


                                TGIA ACQUISITION COMPANY, LLC n/k/a
                                NATIONAL ASSOCIATION OF INDEPENDENT
                                TRUCKERS, LLC


                                By: /s/ Lawrence A. Writt
                                    ----------------------------------
                                    Name:  Lawrence A. Writt
                                    Title: Treasurer